UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
October 11, 2016 (October 11, 2016)

BREITBURN ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of incorporation or jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)
707 Wilshire Boulevard, Suite 4600
Los Angeles, CA 90017
(Address of Principal Executive Offices)
(213) 225-5900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously reported, on May 15, 2016, Breitburn Energy Partners LP (the “Partnership”) and certain of its affiliates filed voluntary petitions for relief (and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 Cases are being administered jointly under the caption “In re Breitburn Energy Partners LP, et al.”, Case No. 16-11390.

In connection with the Chapter 11 Cases, the Partnership prepared certain financial and operational projections for fiscal years 2017 and 2018. For 2017, the Partnership’s projected Adjusted EBITDA, a non-GAAP (as defined below) measure, is expected to be $183 million. For 2018, the Partnership’s projected Adjusted EBITDA is expected to be $278 million. Average daily production for January 2017 is projected to be 47.9 Mboe/d. The Partnership’s projected estimates of Adjusted EBITDA for 2017 and 2018 and daily average production for January 2017 were referenced in Declarations of David Cecil (the “Declarations”) filed with the Bankruptcy Court in opposition to an effort to have an official committee of equity security holders appointed in the Chapter 11 Cases.

Adjusted EBITDA should not be considered as an alternative to generally accepted accounting principles (“GAAP”) measures such as net income, operating income, cash flow from operating activities or any other GAAP measure of liquidity or financial performance. Management believes that Adjusted EBITDA facilitates comparability to prior periods and provides additional information relative to the performance of the Partnership’s assets, without regard to financing methods or capital structure. Adjusted EBITDA may not be comparable to similarly titled measures of other publicly traded partnerships or limited liability companies because all companies may not calculate Adjusted EBITDA in the same manner. Management did not prepare estimates of reconciliation with comparable GAAP measures, including net income or loss, because the information necessary to provide such a forward-looking estimate is not available without unreasonable effort.

Any financial projections or forecasts included in the Declarations were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Partnership’s financial condition in accordance with GAAP. The Partnership’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that the Partnership or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Partnership nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Partnership’s restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

The guidance provided herein is subject to all of the cautionary statements and limitations described herein and under the caption “Cautionary Note Regarding Forward-Looking Statements.” Projections and estimates for the Partnership’s future production volumes are based on, among other things, assumptions of capital expenditure levels and the assumption that market demand and prices for oil and gas will continue at levels that allow for economic production of these products, and projected future volumes may be lower due to the impact of wells being shut-in or not being repaired due to their being uneconomic at current commodity prices. The production, transportation and marketing of oil and gas are extremely complex and are subject to disruption due to transportation and processing availability, mechanical failure, human error, weather, and numerous other factors, including the inability to obtain expected supply of CO2. The Partnership’s projections are based on certain other assumptions, such as well performance, which may actually vary significantly from those assumed. Lease operating costs, including major maintenance costs, vary in response to changes in prices of services and materials used in the operation of our properties and the amount of maintenance activity required. Lease operating costs, including taxes, utilities and service company costs, move directionally with increases and decreases in commodity prices, and we cannot fully predict such future commodity or operating costs. Similarly, interest rates and price differentials are set by the market and are not within our control, and they can vary dramatically from time to time. Capital expenditures are based on our current expectations as to the level of capital expenditures that will be justified based upon expectations about certain operating and economic factors not discussed herein. Accordingly, the guidance provided herein does not constitute any form of guarantee, assurance or promise that the matters indicated will actually be achieved; rather it simply sets forth our best estimate today for these matters based upon our current expectations about the future based upon both stated and unstated assumptions. Actual conditions and those assumptions may, and probably will, change.

The information in this Form 8-K under Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

The information in this report contains forward-looking statements relating to the Partnership’s operations that are based on management’s current expectations, estimates and projections about its operations. Words and phrases such as “believes,” “expect,” “future,” “impact,” “will be,” “forecast” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. These include risks relating to the Partnership’s financial performance and results; the restructuring process, including our inability to develop, confirm and consummate a plan under chapter 11 of the U.S. Bankruptcy Code or an alternative restructuring transaction; changes in our business strategy; our future levels of indebtedness and liquidity; prices and demand for natural gas and oil; increases in operating costs; uncertainties inherent in estimating our reserves and production; our ability to replace reserves and efficiently develop our current reserves; political and regulatory developments relating to taxes, derivatives and our oil and gas operations; and the factors set forth under the heading “Risk Factors” incorporated by reference from our Annual Report on Form 10-K filed with the Securities and Exchange Commission, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Unless legally required, the Partnership undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Unpredictable or unknown factors not discussed herein also could have material adverse effects on forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS LP

	By:	BREITBURN GP LLC,
its general partner

Date: October 11, 2016	By:	/s/ James G. Jackson
James G. Jackson
Executive Vice President and Chief Financial Officer

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